Exhibit 99.4

Client Name:
Client Project Name:	ACHM2023-HE1
Start - End Dates:	7/20/2022 - 11/28/2022
Deal Loan Count:	768

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Credit/Mtg History	CRDCRMH2416	Questionable factors on credit report	1
Credit	DTI	CRDDTI134	Debt Ratio Exception =>10%	1
Credit	DTI	CRDDTI2540	Missing verification of some or all components of non-subject PITI	1
Credit	LTV/CLTV	CRDLTV107	LTV Exception 5% or Less	1
Credit	Income/Employment	CRDINC150	Income docs do not meet guidelines	1
Total				5

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